Exhibit 99.1

The Navigators Group, Inc.
CORPORATE NEWS

Navigators Reports First Quarter Earnings

New York – May 2, 2013 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $13.9 million, or $0.97 per diluted share, for the three months ended March 31, 2013 compared to $7.9 million, or $0.56 per diluted share, for the comparable period in 2012. Operating earnings were $10.8 million, or $0.75 per diluted share, for the first quarter of 2013 compared to operating earnings of $6.8 million, or $0.48 per diluted share, for the comparable period in 2012.

Gross written premiums and net written premiums for the three months ended March 31, 2013 were $393.2 million and $269.5 million, respectively, an increase of 14.6% and 10.9% from the comparable period in 2012.

The combined loss and expense ratio for the three months ended March 31, 2013 was 97.9% compared to 99.8% for the comparable period in 2012.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to report profitable underwriting results for the quarter, with improved profitability in our U.S. insurance business. We are experiencing positive rate movement across most of our product lines and are benefitting from the investments made in expanding our underwriting team over the past few years.”

Stockholders’ equity was $896.8 million, or $63.46 per share, as of March 31, 2013 compared to $879.5 million, or $62.61 per share, as of December 31, 2012.

Net investment income for the three months ended March 31, 2013 was $13.7 million, an increase of 21.3% from the comparable period in 2012. Net investment income for the three months ended March 31, 2012 was reduced by $4.5 million as a result of the settlement of our dispute with Equitas over foregone interest on amounts that were due on certain reinsurance contracts. The annualized pre-tax investment yield, excluding net realized gains and losses, net other-than-temporary impairment losses recognized in earnings, and for 2012 the $4.5 million in interest expense for the settlement of our dispute with Equitas, was 2.3% and 2.8% for the three months ended March 31, 2013 and 2012, respectively. The effective tax rate on net investment income was 28.5% for the three months ended March 31, 2013, compared to 25.2% for the comparable period in 2012.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 4.0 years as of March 31, 2013. As of March 31, 2013, net unrealized gains within our investment portfolio were $100.6 million, a decrease of $2.8 million compared to December 31, 2012. There were $4.8 million of net realized gains including other-than-temporary impairment losses recognized in earnings for the three months ended March 31, 2013, compared to $1.7 million for the same period in 2012.

6 International Drive TEL (914) 933-6000	Rye Brook, NY 10573 FAX (914) 934-2355

News Release

May 2, 2013

Consolidated net cash flow from operations for the three months ended March 31, 2013 was $4.3 million, compared to $16.4 million for the comparable period in 2012.

The Company will hold a conference call on Friday, May 3, 2013 starting at 8:30 a.m. ET to discuss the 2013 first quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:

http://investor.shareholder.com/navg/eventdetail.cfm?eventid=127890

Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

The Navigators Group, Inc. logo is available at http://www.globenewswire.com/newsroom/prs /?pkgid=7778

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco Senior Vice President and Chief Financial Officer (914) 933-6043 cdefalco@navg.com www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended March 31,
	2013	2012	Change
Results of Operations
Gross written premiums	$393,222	$343,149	14.6%
Net written premiums	269,452	243,045	10.9%
Revenues:
Net earned premiums	202,328	183,119	10.5%
Net investment income	13,657	11,258	21.3%
Total other-than-temporary impairment losses	(42)	(198)	-78.8%
Portion of loss recognized in other comprehensive income (before tax)	—	44	NM

Net other-than-temporary impairment losses recognized in earnings	(42)	(154)	-72.7%
Net realized gains (losses)	4,814	1,842	NM
Other income	618	911	-32.1%

Total revenues	221,375	196,976	12.4%

Expenses:
Net losses and loss adjustment expenses	131,342	117,985	11.3%
Commission expenses	26,555	29,450	-9.8%
Other operating expenses	40,874	36,307	12.6%
Interest expense	2,051	2,049	0.1%

Total expenses	200,822	185,791	8.1%

Income before income taxes	20,553	11,185	83.8%
Income tax expense (benefit)	6,643	3,281	102.5%

Net income (loss)	$13,910	$7,904	76.0%

Per Share Data
Net income per common share:
Basic	$0.99	$0.57	74.7%
Diluted	$0.97	$0.56	73.5%
Average common shares outstanding:
Basic	14,085,821	13,979,442
Diluted	14,374,957	14,174,875
Underwriting Ratios
Loss Ratio	64.9%	64.4%
Expense Ratio	33.0%	35.4%

Combined Ratio	97.9%	99.8%

	March 31, 2013	Dec. 31, 2012
Balance Sheet Data
Stockholders’ equity	$896,758	$879,485	2.0%
Book value per share	$63.46	$62.61	1.4%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	March 31, 2013	December 31, 2012
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2013, $2,001,865; 2012, $2,034,765)	$2,078,003	$2,121,833
Equity securities, available-for-sale, at fair value (cost: 2013, $92,017; 2012, $85,004)	116,482	101,297
Short-term investments, at cost which approximates fair value	129,475	153,788
Cash	58,576	45,336

Total investments and cash	2,382,536	2,422,254

Premiums receivable	400,397	320,182
Prepaid reinsurance premiums	232,776	221,015
Reinsurance recoverable on paid losses	51,955	49,282
Reinsurance recoverable on unpaid losses and loss adjustment expenses	872,290	880,139
Deferred policy acquisition costs	69,349	61,005
Accrued investment income	13,640	12,587
Goodwill and other intangible assets	6,785	7,093
Deferred income tax, net	4,049	3,216
Receivable for investments sold	9,334	4,310
Other assets	27,934	26,587

Total assets	$4,071,045	$4,007,670

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,104,386	$2,097,048
Unearned premiums	719,383	642,407
Reinsurance balances payable	165,113	165,813
Senior notes	114,462	114,424
Current income tax payable, net	7,078	2,133
Payable for investments purchased	20,905	58,345
Accounts payable and other liabilities	42,960	48,015

Total liabilities	3,174,287	3,128,185

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,641,357 shares for 2013 and 17,558,046 shares for 2012	1,763	1,755
Additional paid-in capital	331,932	329,452
Treasury stock, at cost (3,511,380 shares for 2013 and 2012)	(155,801)	(155,801)
Retained earnings	642,781	628,871
Accumulated other comprehensive income	76,083	75,208

Total stockholders’ equity	896,758	879,485

Total liabilities and stockholders’ equity	$4,071,045	$4,007,670

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	Three Months
	2013	2012	Change
Gross Written Premiums:
Insurance Companies:
Marine	$50,847	$61,865	-17.8%
Property Casualty	218,964	155,919	40.4%
Professional Liability	31,817	30,554	4.1%

	301,628	248,338	21.5%
Lloyd’s Operations:
Marine	53,644	61,775	-13.2%
Property Casualty	25,058	24,296	3.1%
Professional Liability	12,892	8,740	47.5%

	91,594	94,811	-3.4%

Total	$393,222	$343,149	14.6%

	Three Months
	2013	2012	Change
Net Written Premiums:
Insurance Companies:
Marine	$41,141	$42,865	-4.0%
Property Casualty	149,951	114,532	30.9%
Professional Liability	25,227	23,853	5.8%

	216,319	181,250	19.3%
Lloyd’s Operations:
Marine	39,558	48,058	-17.7%
Property Casualty	7,312	9,355	-21.8%
Professional Liability	6,263	4,382	42.9%

	53,133	61,795	-14.0%

Total	$269,452	$243,045	10.9%

	Three Months
	2013	2012	Change
Net Earned Premiums:
Insurance Companies:
Marine	$36,725	$35,275	4.1%
Property Casualty	92,718	74,368	24.7%
Professional Liability	24,888	21,905	13.6%

	154,331	131,548	17.3%
Lloyd’s Operations:
Marine	34,045	33,264	2.3%
Property Casualty	7,879	14,502	-45.7%
Professional Liability	6,073	3,805	59.6%

	47,997	51,571	-6.9%

Total	$202,328	$183,119	10.5%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

March 31, 2013

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$301,628	$91,594	$—	$393,222
Net written premiums	216,319	53,133	—	269,452
Net earned premiums	154,331	47,997	—	202,328
Net losses and loss adjustment expenses	(106,985)	(24,357)	—	(131,342)
Commission expenses	(18,517)	(8,621)	583	(26,555)
Other operating expenses	(29,343)	(11,531)	—	(40,874)
Other income (expense)	659	542	(583)	618

Underwriting profit (loss)	145	4,030	—	4,175
Net investment income	11,951	1,702	4	13,657
Net realized gains (losses)	4,792	(20)	0	4,772
Interest expense	—	—	(2,051)	(2,051)

Income (loss) before income taxes	16,888	5,712	(2,047)	20,553
Income tax expense (benefit)	5,404	2,046	(807)	6,643

Net income (loss)	$11,484	$3,666	$(1,240)	$13,910

Losses and loss adjustment expenses ratio	69.3%	50.7%		64.9%
Commission expense ratio	12.0%	18.0%		13.1%
Other operating expense ratio (2)	18.6%	22.9%		19.9%

Combined ratio	99.9%	91.6%		97.9%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

March 31, 2012

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$248,338	$94,811	$—	$343,149
Net written premiums	181,250	61,795	—	243,045
Net earned premiums	131,548	51,571	—	183,119
Net losses and loss adjustment expenses	(91,177)	(26,808)	—	(117,985)
Commission expenses	(19,301)	(10,886)	737	(29,450)
Other operating expenses	(25,345)	(10,962)	—	(36,307)
Other income (expense)	1,642	6	(737)	911

Underwriting profit (loss)	(2,633)	2,921	—	288
Net investment income	8,935	2,283	40	11,258
Net realized gains (losses)	1,875	(187)	—	1,688
Interest expense	—	—	(2,049)	(2,049)

Income (loss) before income taxes	8,177	5,017	(2,009)	11,185
Income tax expense (benefit)	2,258	1,726	(703)	3,281

Net income (loss)	$5,919	$3,291	$(1,306)	$7,904

Losses and loss adjustment expenses ratio	69.3%	52.0%		64.4%
Commission expense ratio	14.7%	21.1%		16.1%
Other operating expense ratio (2)	18.0%	21.2%		19.3%

Combined ratio	102.0%	94.3%		99.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended March 31, 2013
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$36,725	$23,385	$12,828	$512	63.7%	34.9%	98.6%
Property Casualty	92,718	61,238	26,642	4,838	66.0%	28.8%	94.8%
Professional Liability	24,888	22,362	7,731	(5,205)	89.9%	31.0%	120.9%

Total Insurance Companies	154,331	106,985	47,201	145	69.3%	30.6%	99.9%

Lloyd’s Operations:
Marine	34,045	18,837	13,270	1,938	55.3%	39.0%	94.3%
Property Casualty	7,879	751	4,320	2,808	9.5%	54.9%	64.4%
Professional Liability	6,073	4,769	2,020	(716)	78.5%	33.3%	111.8%

Total Lloyd’s	47,997	24,357	19,610	4,030	50.7%	40.9%	91.6%

Total All	$202,328	$131,342	$66,811	$4,175	64.9%	33.0%	97.9%

	Three Months Ended March 31, 2012
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$35,275	$27,770	$12,655	$(5,150)	78.7%	35.9%	114.6%
Property Casualty	74,368	48,148	22,854	3,366	64.7%	30.8%	95.5%
Professional Liability	21,905	15,259	7,495	(849)	69.7%	34.2%	103.9%

Total Insurance Companies	131,548	91,177	43,004	(2,633)	69.3%	32.7%	102.0%

Lloyd’s Operations:
Marine	33,264	21,558	14,682	(2,976)	64.8%	44.1%	108.9%
Property Casualty	14,502	4,048	5,059	5,395	27.9%	34.9%	62.8%
Professional Liability	3,805	1,202	2,101	502	31.6%	55.2%	86.8%

Total Lloyd’s	51,571	26,808	21,842	2,921	52.0%	42.3%	94.3%

Total All	$183,119	$117,985	$64,846	$288	64.4%	35.4%	99.8%

	Amounts		Loss Ratio
Net Incurred Loss Activity	Mar. 31,	Mar. 31,	Mar. 31,	Mar. 31,
For the Three Months Ended:	2013	2012	2013	2012
Insurance Companies:
Loss and LAE payments	$79,904	$93,652	51.8%	71.2%
Change in reserves	27,081	(2,475)	17.5%	-1.9%

Net incurred loss and LAE	106,985	91,177	69.3%	69.3%

Lloyd’s Operations:
Loss and LAE payments	30,462	24,644	63.4%	47.8%
Change in reserves	(6,105)	2,164	-12.7%	4.2%

Net incurred loss and LAE	24,357	26,808	50.7%	52.0%

Total
Loss and LAE payments	110,366	118,296	54.5%	64.6%
Change in reserves	20,976	(311)	10.4%	-0.2%

Net incurred loss and LAE	$131,342	$117,985	64.9%	64.4%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	Mar. 31,	Mar. 31,	Mar. 31,	Mar. 31,
For the Three Months Ended:	2013	2012	2013	2012
Insurance Companies	$(7,730)	$2,716	-3.8%	1.5%
Lloyd’s Operations	3,647	4,150	1.8%	2.2%

Total	$(4,083)	$6,866	-2.0%	3.7%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	Case	IBNR
Net Loss Reserves, March 31, 2013:	Reserves	Reserves	Total
Insurance Companies:
Marine	$134,550	$120,674	$255,224
Property Casualty	216,211	294,205	510,416
Professional Liability	65,272	82,367	147,639

Total Insurance Companies	416,033	497,246	913,279

Lloyd’s Operations:
Marine	124,780	92,504	217,284
Property Casualty	26,307	22,895	49,202
Professional Liability	12,764	39,567	52,331

Total Lloyd’s Operations	163,851	154,966	318,817

Total Net Loss Reserves	$579,884	$652,212	$1,232,096

	Case	IBNR
Net Loss Reserves, December 31, 2012	Reserves	Reserves	Total
Insurance Companies:
Marine	$137,934	$114,236	$252,170
Property Casualty	204,988	290,455	495,443
Professional Liability	54,092	84,493	138,585

Total Insurance Companies	397,014	489,184	886,198

Lloyd’s Operations:
Marine	125,884	95,122	221,006
Property Casualty	27,903	28,463	56,366
Professional Liability	14,694	38,645	53,339

Total Lloyd’s Operations	168,481	162,230	330,711

Total Net Loss Reserves	$565,495	$651,414	$1,216,909

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

March 31, 2013

As of March 31, 2013, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 4.0 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

As of March 31, 2013, the Company owned two asset-backed securities approximating $0.7 million with subprime mortgage exposures. The securities have an effective maturity of 3.0 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $2.1 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 6.1 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of March 31, 2013:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
March 31, 2013	Value	Gains	(Losses)	Cost
	($ in thousands)
Fixed maturities:
U.S.Treasury bonds, agency bonds and foreign government bonds	$531,463	$7,988	$(31)	$523,506
States, municipalities and political subdivisions	449,387	17,619	(1,744)	433,512
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	346,829	11,842	(640)	335,627
Residential mortgage obligations	38,350	1,223	(187)	37,314
Asset-backed securities	47,092	1,110	(29)	46,011
Commercial mortgage-backed securities	180,939	13,170	(29)	167,798

Subtotal	613,210	27,345	(885)	586,750
Corporate bonds	483,943	25,970	(124)	458,097

Total fixed maturities	2,078,003	78,922	(2,784)	2,001,865

Equity securities—common stocks	116,482	24,712	(247)	92,017
Short-term investments	129,475	—	—	129,475
Cash	58,576	—	—	58,576

Total	$2,382,536	$103,634	$(3,031)	$2,281,933

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

March 31, 2013

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at March 31, 2013:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Agency mortgage-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$126,391	$4,074	$(556)	$122,873
FNMA	169,045	6,294	(62)	162,813
FHLMC	51,393	1,474	(22)	49,941

Total	$346,829	$11,842	$(640)	$335,627

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Residential mortgage obligations:	Value	Gains	(Losses)	Cost
Prime	$12,507	$417	$(141)	$12,231
Alt-A	2,139	81	(46)	2,104
Subprime	668	28	—	640
Non-US RMBS	23,036	697	—	22,339

Total	$38,350	$1,223	$(187)	$37,314